CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT





    We consent to the use in this Registration Statement on Form 10-SB/A of our report included herein dated March 20, 2000, relating to the consolidated financial statements of Medsearch Technologies, Inc. and subsidiaries.








    /s/ KEMPISTY & COMPANY, CPAs, P.C.
    Kempisty & Company
    Certified Public Accountants PC
    New York, New York
    June 7, 2000